UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2010

SOUTHWALL TECHNOLOGIES INC.
(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-15930	94-2551470
(Commission File Number)	(I.R.S. Employer Identification No.)

3788 Fabian Way, Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 962-9111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)           On May 11, 2010, the Audit Committee of the Board of Directors of Southwall Technologies Inc. (the “Company”) dismissed Burr Pilger Mayer, Inc. (“BPM”) as the Company's independent registered public accounting firm.

The reports of BPM on the Company's consolidated financial statements for the fiscal years ended December 31, 2008 and 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2008 and 2009, and through May 11, 2010, there have been no disagreements with BPM on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM, would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.  During the fiscal years ended December 31, 2008 and 2009, and through May 11, 2010, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BPM with a copy of the above statements and has requested that BPM furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 12, 2010, is attached hereto as Exhibit 16.1.

(b)           On May 12, 2010, the Audit Committee of the Board of Directors of the Company appointed Singer Lewak LLP (“Singer Lewak”) as the Company's independent registered public accounting firm.  During the fiscal years ended December 31, 2008 and 2009, and through the date of the appointment of Singer Lewak as the Company's independent registered public accounting firm for fiscal year 2010, the Company did not consult with Singer Lewak regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
16.1	Letter from Burr Pilger Mayer, Inc. to the Securities and Exchange Commission dated May 12, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 11, 2010	SOUTHWALL TECHNOLOGIES INC.

	By:	/s/ Dennis F. Capovilla
Dennis F. Capovilla
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from Burr Pilger Mayer, Inc. to the Securities and Exchange Commission dated May 12, 2010